SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)    July 18, 1995

                     RIO HOTEL & CASINO, INC.
        (Exact name of Registrant as specified in charter)

                              NEVADA
          (State or other jurisdiction of incorporation)

        0-13760                                   95-3671082
   (Commission File                             (IRS Employee
        Number)                              Identification No.)

3700 WEST FLAMINGO ROAD, LAS VEGAS, NEVADA                 89103
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code    (702) 252-7733

                          NOT APPLICABLE
   (Former name or former address, if changed since last report)









THIS DOCUMENT CONSISTS OF 189 PAGES.  THE EXHIBIT INDEX IS ON PAGE 6.

Item 5.  OTHER EVENTS.

      On July 18, 1995 Rio Hotel & Casino, Inc. (the "Company") entered into an agreement with Salomon Brothers Inc and
      Montgomery Securities (the "Initial Purchasers") for the sale by the Company of $100 million in principal amount of the Company's 10-5/8% Senior Subordinated Notes Due 2005 (the "Notes"). The Notes were purchased by the Initial Purchasers for resale to qualified institutional investors. The net proceeds from the sale of the Notes (estimated to be approximately $96.8 million after the deduction of a 2.75% discount to the Initial Purchasers and estimated offering expenses of $450,000), borrowings under the Company's bank credit line, cash on hand and cash from operations will be used to finance the Company's approximately $185 million Phase V Expansion. Pending such use, the net proceeds will be used to reduce amounts outstanding under its bank credit line.

      The Notes were issued under an indenture (the "Indenture") dated July 21, 1995 among the Company, Rio Properties, Inc. and IBJ Schroder Bank & Trust Company, as trustee.
      The following summary of certain provisions of the Indenture does not purport to be complete and is subject to the provisions of the Indenture and the Notes. Capitalized terms not otherwise defined have the same meanings assigned to them in the Indenture.

       Notes               $100  million  in aggregate  principal
                           amount  of 10-5/8% Senior Subordinated
                           Notes Due 2005.

       Maturity Date       July 15, 2005.

       Interest Payment    January  15  and  July 15,  commencing
       Dates               January 15, 1996.

       Rio Guarantee       The    Notes    are    unconditionally
                           guaranteed (the "Rio Guarantee") on  a
                           senior   subordinated  basis  by   Rio
                           Properties,  Inc.  (the  "Guarantor"),
                           the   Company's  principal   operating
                           subsidiary.

       Subordination of    The  Notes are subordinated  in  right
       Notes               of  payment to all existing and future
                           Senior  Indebtedness  of  the  Company
                           and  are structurally subordinated  to
                           all  existing  and future indebtedness
                           and   other   liabilities   (including
                           trade   payable)  of   the   Company's
                           subsidiaries.

       Subordination of    The  Rio Guarantee is subordinated  in
       Rio Guarantee       right  of payment to all existing  and
                           future    Senior    Indebtedness    of
                           Guarantor    and    is    structurally
                           subordinated   to  all  existing   and
                           future    indebtedness    and    other
                           liabilities      (including      trade
                           payables)     of    the    Guarantor's
                           subsidiaries.

       Optional           The  Notes  may  be  redeemed  at  the
       Redemption          option of the Company, in whole or  in
                           part,   at   any  time  on  or   after
                           July   15,  2000,  at  the  redemption
                           prices  set  forth in  the  Indenture,
                           plus  accrued and unpaid interest,  if
                           any, through the redemption date.

       Regulatory          If  any holder or beneficial owner  of
       Redemption          Notes   is   required  to   be   found
                           suitable and is not found suitable  by
                           the   Nevada  Gaming  Commission  (the
                           "Nevada  Commission"), (i) the  holder
                           shall,  upon  request of the  Company,
                           dispose of such holder's Notes  within
                           30  days or within the time prescribed
                           by  the  Nevada Commission,  whichever
                           is  earlier, or (ii) the Company  may,
                           at  its  option, redeem  the  holder's
                           Notes   at  the  lessor  of  (x)   the
                           principal  amount  thereof,  (y)   the
                           Current  Market  Price,  or  (z)   the
                           price   at   which  the   Notes   were
                           acquired  by  the holder, without,  in
                           any  case, accrued and unpaid interest
                           to   the   date  of  the  finding   of
                           unsuitability    by     the     Nevada
                           Commission,  unless  payment  of  such
                           interest  is permitted by  the  Nevada
                           Commission.

       Change of Control   Upon  a Change of Control, each holder
                           of   Notes  will  have  the  right  to
                           require the Company to repurchase  all
                           or  part of such holder's Notes  at  a
                           price  equal to 101% of the  aggregate
                           principal    amount   thereof,    plus
                           accrued  and unpaid interest, if  any,
                           to   the  date  of  repurchase.    The
                           Company's   obligation  to  repurchase
                           the  Notes is guaranteed on  a  senior
                           subordinated basis by the Guarantor.

       Principal Covenants The    Indenture   contains    certain
                           covenants  that, among  other  things,
                           limit  the ability of the Company  and
                           its  Restricted Subsidiaries to  incur
                           additional      indebtedness,      pay
                           dividends      or      make      other
                           distributions,    make    investments,
                           repurchase   subordinated  obligations
                           or   capital  stock,  create   certain
                           liens  (except,  among  others,  liens
                           securing  Senior Indebtedness),  enter
                           into    certain   transactions    with
                           affiliates,   sell   assets   of   the
                           Company or its subsidiaries, issue  or
                           sell   subsidiary  stock,  create   or
                           permit   to   exist  restrictions   on
                           distributions  from  subsidiaries,  or
                           enter   into   certain   mergers   and
                           consolidations.

       Exchange Offer;     Pursuant  to a registration  agreement
       Registration        between  the  Company and the  Initial
       Rights              Purchasers, the Company will  commence
                           an   exchange  offer  pursuant  to  an
                           effective  registration  statement  or
                           cause   the  Notes  to  be  registered
                           under  the  Securities  Act   of  1933

                           (the  "Securities Act") pursuant to  a
                           resale  shelf registration  statement.
                           If   an  exchange  offer  registration
                           statement  is not (i) filed within  45
                           days   after  the  date  of   original
                           issuance     of    the    Notes     or
                           (ii)  declared  effective  within  120
                           days   after  the  date  of   original
                           issuance   of   the   Notes,   special
                           interest  will accrue and  be  payable
                           semiannually  until such  time  as  an
                           exchange  offer registration statement
                           is  filed or becomes effective, as the
                           case  may  be.   In  addition,  if  an
                           exchange  offer is not consummated  or
                           a  resale shelf registration statement
                           is  not declared effective within  150
                           days   after  the  date  of   original
                           issuance   of   the   Notes,   special
                           interest  will accrue and  be  payable
                           semiannually  until such  time  as  an
                           exchange  offer  is consummated  or  a
                           resale  shelf registration is declared
                           effective, as the case may be.

       Transfer            The  Notes  have  not been  registered
       Restrictions        under  the  Securities  Act  and   are
                           subject  to  certain  restrictions  on
                           transfer.     The    Exchange    Notes
                           registered  pursuant to  an  effective
                           registration statement generally  will
                           be freely transferable.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial statements of businesses acquired.
          Not applicable.

      (b) Pro forma financial information.
          Not applicable.

      (c) Exhibits.


Exhibit
NUMBER                           DESCRIPTION

4.1         Purchase  Agreement  dated  July  18,  1995  by   Rio
            Hotel & Casino, Inc. and confirmed and accepted by Salomon Brothers Inc for itself and on behalf of Montgomery Securities.

4.2         Registration  Agreement dated July 18,  1995  by  Rio
            Hotel  & Casino, Inc. and accepted July 18, 1995  by
            Salomon Brothers Inc and Montgomery Securities.

4.3         Indenture  dated  as  of July  21,  1995,  among  Rio
            Hotel  &  Casino, Inc., Rio Properties, Inc. and  IBJ
            Schroder Bank & Trust Company.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    RIO HOTEL & CASINO, INC.
                          (Registrant)


Date:  August 2, 1995         By:/s/ Harlan D. Braaten
                                 Harlan D. Braaten
                                 Senior Vice President,
                                  Treasurer and
                                  Chief Financial Officer

                          EXHIBIT INDEX


Exhibit                                                       Page
NUMBER                        DESCRIPTION                    NUMBER

4.1          Purchase  Agreement dated July  18,  1995  by      7
             Rio Hotel & Casino, Inc. and confirmed and accepted by Salomon Brothers Inc for itself and on behalf of Montgomery Securities.

4.2          Registration  Agreement dated July  18,  1995     31
             by  Rio  Hotel  & Casino, Inc.  and  accepted
             July  18,  1995 by Salomon Brothers  Inc  and
             Montgomery Securities.

4.3          Indenture  dated as of July 21,  1995,  among     51
             Rio  Hotel  &  Casino, Inc., Rio  Properties,
             Inc. and IBJ Schroder Bank & Trust Company.